UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2024

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55247	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Street Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 29, 2024, Focus Universal Inc. (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”). The Company engaged Broadridge Financial Services, Inc. to tabulate the proxies and the votes cast for the Annual Meeting. Of the 68,667,760 shares of the Company’s common stock outstanding as of October 2, 2024, the record date for the Annual Meeting, 52,062,172 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, representing a quorum. The following matters were voted upon at the Annual Meeting and the vote with respect to each such matter are set forth below:

1.Proposal One – Election of Directors. The election of the following named persons to serve as members of the Board of Directors of the Company until the annual meeting of shareholders to be held in 2025 (or action by written consent of shareholders in lieu thereof), or until their successors have been duly elected and qualified. The votes cast were as follows:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Dr. Desheng Wang	45,936,136	28,653	31,208	6,066,175
Dr. Edward Lee	45,787,999	176,389	31,609	6,066,175
Michael Pope	43,848,259	2,116,518	31,220	6,066,175
Carine Clark	44,279,917	1,684,421	31,659	6,066,175
Sean Warren	36,485,788	9,479,000	31,209	6,066,175

2.Proposal Two – Ratification of Selection of Independent Registered Public Accounting Firm. The ratification of the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and December 31, 2024. The votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,456,041	605,827	304	0

3.Proposal Three – Approval of Amendment to the Company’s Articles of Incorporation. The approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock, $0.001 par value per share, from 75,000,000 to 150,000,000. The votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,400,137	661,238	797	0

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2024

FOCUS UNIVERSAL INC.

By:	/s/ Desheng Wang
Name:	Desheng Wang
Title:	Chief Executive Officer

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